O FTIF P-1
                                    FTI FUNDS

                      FTI LARGE CAPITALIZATION GROWTH FUND
                FTI LARGE CAPITALIZATION GROWTH AND INCOME FUND
                          FTI INTERNATIONAL EQUITY FUND
                      FTI SMALL CAPITALIZATION EQUITY FUND
                       FTI EUROPEAN SMALLER COMPANIES FUND
                                  FTI BOND FUND
                             FTI MUNICIPAL BOND FUND

                        SUPPLEMENT DATED FEBRUARY 1, 2002
                    TO THE COMBINED PROSPECTUS OF FTI FUNDS
                              DATED MARCH 31, 2001

On January 16, 2002, the FTI Funds' Board of Trustees approved a proposal, subject to shareholder and regulatory approval, to merge: FTI Large Capitalization Growth Fund into Franklin Large Cap Growth Fund; FTI International Equity Fund into Templeton Foreign Fund; FTI Bond Fund into Franklin Total Return Fund; and FTI Municipal Bond Fund into Franklin Federal Tax-Free Income Fund. The Board of Trustees or Directors, as the case may be, also approved this proposal on behalf of the applicable Franklin Templeton Fund. The boards believe these proposed mergers will benefit shareholders of the Funds.

It is anticipated that in late February or early March shareholders of the appropriate FTI Fund will receive a proxy and proxy statement requesting their votes on the merger.

The FTI Large Capitalization Growth Fund, FTI International Equity Fund, FTI Bond Fund and FTI Municipal Bond Fund will be closed to new investors after the close of market on March 20, 2002. If you are a shareholder of record of one of these FTI Funds as of the close of market on March 20, 2002, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until the merger is approved by the Fund's shareholders. If the merger is approved by the Fund's shareholders, that Fund also will be closed to purchases by existing shareholders. More details regarding the merger will be provided in the Proxy Statement.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account after March 20, 2002, your account will be closed and you will not be allowed to buy additional shares of the Fund or to reopen your account in the Fund. If you sell your shares in the Fund, you may reinvest some or all of the proceeds in Class A shares of most of the other Franklin Templeton funds within 365 days without an initial sales charge. You may also reinvest the proceeds in a fund offering Advisor Class shares if you meet the applicable investment criteria.

              Please keep this supplement for future reference.